UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 17, 2010

FUQI INTERNATIONAL, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-33758	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code:	+86 (755) 2580-1888

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 17, 2010, Fuqi International, Inc. (the “Company”) received, as expected, another notification letter from The Nasdaq Stock Market (“Nasdaq”) dated August 17, 2010 indicating that the Company remained out of compliance with Nasdaq Marketplace Rule 5250(c)(1), which requires timely filing of SEC periodic reports (the “Nasdaq Notification Letter”), due to the Company’s failure to file its Form 10-Q for the period ended June 30, 2010.  As previously reported, on June 16, 2010, Nasdaq granted the Company an exception until September 28, 2010 to regain compliance with Nasdaq listing standards.  Accordingly, the Company has until September 28, 2010 to file its Form 10-K for the year ended December 31, 2009 and Form 10-Q reports for the periods ended March 31 and June 30, 2010.  As required by Nasdaq, the Company also intends to submit by September 1, 2010 an update to its original compliance plan.  The Nasdaq Notification Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market.

If the Company is unable to file the delinquent reports by September 28, 2010, Nasdaq will provide written notification that the Company's securities will be delisted. At that time, the Company may appeal Nasdaq's determination, and during any such appeal, the Company's securities would continue to be listed on Nasdaq.

Item 7.01	Regulation FD Disclosure.

On August 20, 2010 the Company issued a press release announcing that it had received the Nasdaq Notification Letter.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release of Fuqi International, Inc., dated August 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2010	FUQI INTERNATIONAL, INC.

	By:	/s/ Frederick W. Wong
	Name	Frederick W. Wong
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Fuqi International, Inc., dated August 20, 2010.